Exhibit 32.3

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of AFP Imaging Corporation (the “Company”) for the quarterly period ended December 31, 2008, as filed with the Securities and Exchange Commission (the “Report”), I, Elise Nissen, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents in all material respects, the financial condition and results of operations of the Company.

/s/__ _ Elise Nissen _____________
Elise Nissen
Chief Financial Officer
Executive Vice President of Finance

Date: February 23, 2009